                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: September 7, 1999
                    Capita Equipment Receivables Trust 1996-1


  A New York             Commission File                   I.R.S. Employer
  Corporation             No. 333-08645                     No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date:       September 8, 1999  Payment Date:   September 15, 1999
Collection Period:          August 31, 1999


Item 5.         Other

    I.   Information Regarding the Contracts


        1.      Contract Pool Principal Balance
                a.      Beginning of Collection Period            $449,235,979
                b.      End of Collection Period                  $415,360,376
                c.      Reduction for Collection Period           $ 33,875,604
        2.      Delinquent Scheduled Payments
                a.      Beginning of Collection Period            $ 16,668,387
                b.      End of Collection Period                  $ 14,808,750
        3.      Liquidated Contracts
                a.      Number of Liquidated Contracts                     502
                        with respect to Collection Period                  ---
                b.      Required Payoff Amounts of
                        Liquidated Contracts                      $  2,707,794
                c.      Total Reserve for Liquidation Expenses    $    --
                d.      Total Liquidation Proceeds Received (1)   $    556,251
                e.      Liquidation Proceeds Allocated to Owner
                        Trust                                     $    512,525
                f.      Liquidation Proceeds Allocated
                        to Depositor                              $     43,726
                g.      Current Realized Losses                   $  2,195,269
        4.      Prepaid Contacts
                a.      Number of Prepaid Contracts with respect          321
                        to Collection Period                              ---
                b.      Required Payoff Amounts of Prepaid
                        Contracts                                 $ 1,732,014
        5.      Purchased Contracts (by TCC)
                a.      Number of Contracts Purchased by TCC with           0
                        respect to Collection Period                        -
                b.      Required Payoff Amounts of Purchased
                        Contracts                                 $    --
        6.      Delinquency Status of Contracts (End of Collection Period)

                                     ------------------------------------------------------------------
                                                                                      % of Aggregate
                                       Number of       % of     Aggregate Required   Required Payoff
                                       Contracts     Contracts    Payoff Amounts        Amounts
                                     ------------------------------------------------------------------

                a.  Current              51,344         88.68%      $385,266,203          89.56%
                b.  31-60 days            2,910          5.03%      $ 21,865,916           5.08%
                c.  61-90 days            1,501          2.59%      $  8,882,728           2.06%
                d.  91-120 days             936          1.62%      $  6,948,789           1.62%
                e.  120+ days             1,210          2.09%      $  7,205,490           1.68%
                f.  Total                57,901        100.00%      $430,169,126         100.00%


        7.   Historical Delinquency Experience with Respect to Contracts


-------------------------------------------------------------------------------------------------------------------
                                     % of                  % of                  % of                  % of
                                   Aggregate             Aggregate             Aggregate            Aggregate
                                Required Payoff       Required Payoff       Required Payoff       Required Payoff
                                    Amounts               Amounts               Amounts               Amounts
              Collection
               Periods        31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
-------------------------------------------------------------------------------------------------------------------

                8/31/99              5.08%                 2.06%                 1.62%                 1.68%
                7/31/99              5.33%                 2.43%                 1.29%                 1.93%
                6/30/99              5.02%                 2.43%                 1.52%                 1.70%
                5/31/99              6.17%                 2.59%                 1.27%                 1.90%
                4/30/99              5.66%                 2.37%                 1.08%                 1.71%
                3/31/99              5.84%                 2.32%                 1.08%                 1.66%
                2/28/99              6.98%                 2.44%                 1.30%                 1.80%
                1/31/99              6.09%                 2.24%                 1.17%                 1.74%
               12/31/98              5.94%                 1.90%                 1.23%                 1.45%
               11/30/98              6.15%                 1.94%                 0.92%                 1.30%
               10/31/98              4.92%                 1.55%                 0.90%                 1.28%
                9/30/98              4.39%                 1.47%                 0.91%                 1.24%
                8/31/98              4.08%                 1.59%                 0.83%                 1.00%
                7/31/98              4.04%                 1.42%                 0.82%                 1.17%
                6/30/98              3.90%                 1.37%                 0.77%                 1.41%
                5/31/98              4.46%                 1.51%                 0.80%                 1.41%
                4/30/98              4.47%                 1.54%                 0.98%                 1.25%
                3/31/98              3.85%                 1.61%                 0.98%                 1.12%
                2/28/98              6.83%                 2.00%                 0.79%                 1.09%
                1/31/98              4.39%                 1.21%                 0.65%                 0.94%
               12/31/97              3.50%                 1.25%                 0.54%                 0.85%
               11/30/97              2.78%                 0.42%                 0.24%                 0.16%
               10/31/97              3.64%                 1.07%                 0.45%                 0.73%
                9/30/97              3.21%                 0.95%                 0.48%                 0.82%
                8/31/97              3.58%                 0.95%                 0.50%                 0.80%
                7/31/97              3.11%                 0.90%                 0.53%                 0.78%
                6/30/97              3.53%                 0.90%                 0.57%                 0.69%
                5/31/97              3.06%                 0.99%                 0.58%                 0.63%
                4/30/97              2.99%                 1.08%                 0.47%                 0.64%
                3/31/97              3.73%                 0.96%                 0.46%                 0.61%
                2/28/97              3.70%                 0.97%                 0.55%                 0.55%
                1/31/97              3.27%                 0.97%                 0.49%                 0.40%
               12/31/96              4.10%                 0.96%                 0.39%                 0.20%
               11/30/96              3.49%                 0.83%                 0.34%                 0.00%
               10/31/96              2.90%                 0.64%                 0.01%                 0.01%

        8.   Historical Loss Experience With Respect to Contracts

                                     -------------------------------------------------------------------------------
                                          Collection   3 Collection     6 Collection Periods    Cumulative Since
                                            Period     Periods Ending          Ending               Cut-off Date
                                            July-99       July-99             July-99
                                      -------------------------------------------------------------------------------
        a.  Number of Liquidated                502          864                3,077                  21,093
            Contracts
        b.  Number of Liquidated              0.179%       0.308%               1.096%                  7.516%
            Contracts as a Percentage
            of Initial Contracts
        c.  Required Payoff Amounts of    2,707,794    3,303,426           18,137,941             126,616,392
            Liquidated Contracts
        d.  Liquidation Proceeds Allocated  512,525    1,486,925            3,957,046              29,425,490
            to Owner Trust
        e.  Aggregate Current Realized    2,195,269    1,816,501           14,180,894              97,190,901
            Losses
        f.  Aggregate Current Realized        0.069%       0.057%               0.445%                  3.051%
            Losses as a Percentage of
            Cut-off Date Contract Pool
            Principal Balance


    II.  Information Regarding the Securities

           1.  Summary of Balance Information

-----------------------------------------------------------------------------------------------------------------------------------
                                    Principal Balance as of      Class Factor as of    Principal Balance as of   Class Factor as of
     Class               Coupon        September 15, 1999        September 15, 1999        August 14, 1999         August 14, 1999
                          Rate            Payment Date               Payment Date             Payment Date          Payment Date
-----------------------------------------------------------------------------------------------------------------------------------

a. Class A-1 Notes        5.6000%          $          0                0.00000              $          0               0.00000
b. Class A-2 Notes        5.9500%          $          0                0.00000              $          0               0.00000
c. Class A-3 Notes        6.1100%          $          0                0.00000              $          0               0.00000
d. Class A-4 Notes        6.2800%          $156,009,797                0.38981              $190,785,960               0.47670
e. Class B Notes          6.5700%          $178,500,000                1.00000              $178,500,000               1.00000
f. Equity Certificates    6.7500%          $ 95,659,329                0.75021              $ 95,659,329               0.75021
g. Total                    N.A.           $430,169,126                0.13505              $464,945,289               0.14597


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $430,169,126 and the CCA Balance is $60,751,652.

  2.      Monthly Principal Amount
          a.      Principal Balance of Notes and Equity Certificates
                  (End of Prior Collection Period)                              $464,945,289
          b.      Contract Pool Principal Balance (End of Collection Period)    $415,360,376
          c.      Monthly Principal Amount                                      $ 49,584,914
  3.      Gross Collections
          a.      Scheduled Payments Received                                   $ 33,579,921
          b.      Liquidation Proceeds Allocated to Owner Trust                 $    512,525
          c.      Required Payoff Amounts of Prepaid Contracts                  $  1,732,014
          d.      Required Payoff Amounts of Purchased Contracts                $    --
          e.      Proceeds of Clean-up Call                                     $    --
          f.      Investment Earnings on Collection Account and Note
                  Distribution Account                                          $    110,983
          g.      Extension Fees Allocated to Owner Trust                       $    --
          h.      Total Gross Collections (sum of (a) through (g))              $ 35,935,444
  4.      Determination of Available Funds
          a.      Total Gross Collections                                       $ 35,935,444
          b.      Withdrawal from Cash Collateral Account                          1,822,492
          c.      Total Available Funds                                         $ 37,757,936

           5.  Application of Available Funds

                ----------------------------------------------------------------------------------------------------------
                               Item                                      Amount                Remaining Available Funds
                ----------------------------------------------------------------------------------------------------------
                a.      Total Available Funds                                                      $37,757,936
                b.      Servicing Fee                                  $   467,954                 $37,289,981
                c.      Interest on Notes:
                        i)        Class A-1 Notes                      $   --                      $37,289,981
                        ii)       Class A-2 Notes                      $   --                      $37,289,981
                        iii)      Class A-3 Notes                      $   --                      $37,289,981
                        iv)       Class A-4 Notes                      $   998,447                 $36,291,535
                        v)        Class B Notes                        $   977,288                 $35,314,247
                d.      Interest on Equity                             $   538,084                 $34,776,164
                        Certificates
                e.      Principal of Notes and
                        Equity Certificates:
                        i)       Class A-1 Notes                       $   --                      $34,776,164
                        ii)      Class A-2 Notes                       $   --                      $34,776,164
                        iii)     Class A-3 Notes                       $   --                      $34,776,164
                        iv)      Class A-4 Notes                       $34,776,164                 $   --
                        v)       Class B Notes                         $   --                      $   --
                        vi)      Equity Certificates                   $                           $   --
                f.      Deposit to Cash                                $   --                      $   --
                        Collateral Account
                g.      Amount to be applied in                        $   --                      $   --
                        accordance with CCA
                        Loan Agreement
                h.      Balance, if any, to Equity                     $   --                      $   --
                        Certificates

    III. Information Regarding the Cash Collateral Account

           1.  Balance Reconciliation

                -----------------------------------------------------------------------------------------------------
                                                                                                 September 15, 1999
                        Item                                                                         Payment Date
                -----------------------------------------------------------------------------------------------------
                a.      Available Cash Collateral Amount (Beginning)                              $ 62,574,144
                b.      Deposits to Cash Collateral Account                                       $    --
                c.      Withdrawals from Cash Collateral Account                                  $  1,822,492
                d.      Releases of Cash Collateral Account Surplus                               $    --
                         (Excess, if any of (a) plus (b) minus (c) over (f))
                e.      Available Cash Collateral Amount (End)                                    $ 60,751,652
                        (Sum of (a) plus (b) minus (c) minus (d))
                f.      Requisite Cash Collateral Amount                                          $ 63,704,600
                g.      Cash Collateral Account Shortfall                                         $  2,952,948
                         (Excess, if any, of (f) over (e))
        2.              Calculation of Requisite Cash Collateral Amount

                a.       For Payment Dates from, and including, the
                         November 1996 Payment Date to,
                         and including, the October 1997 Payment Date
                         1) Initial Cash Collateral Amount                                        $207,040,000
                b.       For Payment Dates from, and including, the   November
                         1997 Payment Date until the Final Payment Date, the sum of
                         1) 8% of the Contract Pool Principal Balance                             $ 33,228,830
                         2) The Aggregate Principal Balance of the Notes                          $ 14,808,750
                         and the Equity Certificate Balance less the
                         Contract Pool Principal Balance
                         3) Total ((1) plus (2))                                                  $ 48,037,580

                c.      Floor equal to the lesser of
                         1) 2% of Cut-Off Date Contract Pool Principal                            $ 63,704,600
                         Balance ($63,704,600); and
                         2) the Aggregate Principal Balance of the Notes
                         and the Equity Certificate Balance                                       $ 63,704,600
                d.      Requisite Cash Collateral Amount

        3.              Calculation of Cash Collateral Account Withdrawals                        $   --
                a.      Interest Shortfalls                                                       $  1,822,492
                b.      Principal Deficiency Amount
                c.      Principal Payable at Stated Maturity Date of                              $   --
                        Class of Notes or Equity Certificates                                     $  1,822,492
                d.      Total Cash Collateral Account Withdrawals


    IV.  Information Regarding Distributions on Securities

       -------------------------------------------------------------------------------
             Distribution              Class A-1       Class A-2       Class A-3
               Amounts                   Notes           Notes            Notes
       -------------------------------------------------------------------------------
        1. Interest Due                 $  --           $  --            $  --
        2. Interest Paid                $  --           $  --            $  --
        3. Interest Shortfall           $  --           $  --            $  --
        ((1) minus (2))
        4. Principal Paid               $  --           $  --            $  --
        5. Total Distribution Amount    $  --           $  --            $  --
        ((2) plus (4))



        --------------------------------------------------------------------------------------------
            Distribution               Class A-4       Class B           Equity
               Amounts                   Notes          Notes         Certificates         Totals
        --------------------------------------------------------------------------------------------
        1. Interest Due                 $   998,447     $977,288        $538,084        $ 2,513,818
        2. Interest Paid                $   998,447     $977,288        $538,084        $ 2,513,818
        3. Interest Shortfall           $    --         $    --         $   --          $    --
        ((1) minus (2))
        4. Principal Paid               $34,776,164     $    --         $   --          $34,776,164
        5. Total Distribution Amount    $35,774,610     $977,288        $538,084        $37,289,981
        ((2) plus (4))


    V.   Information Regarding Other Pool Characteristics

        ------------------------------------------------------------------------------
                                                As of End of          As of End of
                      Item                        August-99            July-99
                                             Collection Period     Collection Period
        ------------------------------------------------------------------------------

   1.   Original Contract Characteristics
        a.    Original Number of Contracts           280,634            N.A.
        b.    Cut-Off Date Contract Pool          3,185,229,329         N.A.
              Principal Balance
        c.    Original Weighted Average            38.6 months          N.A.
              Remaining Term
        d.    Weighted Average                     56.1 months          N.A.
              Original Term
   2.         Current Contract Characteristics
        a.    Number of Contracts                    57,901            62,695
        b.    Average Contract                       7,174              7,165
              Principal Balance
        c.    Weighted Average                        21.7              22.0
              Remaining Term

     VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule


        -----------------------------------------
                Payment Date         Since Issue
                  Period                CPR
        -----------------------------------------
                0       Oct-96
                1       Nov-96         10.866%
                2       Dec-96          7.964%
                3       Jan-97          8.606%
                4       Feb-97          8.254%
                5       Mar-97          7.615%
                6       Apr-97          7.211%
                7       May-97          8.268%
                8       Jun-97          7.752%
                9       Jul-97          7.784%
                10      Aug-97          7.781%
                11      Sep-97          7.506%
                12      Oct-97          7.348%
                13      Nov-97          7.346%
                14      Dec-97          6.629%
                15      Jan-98          6.741%
                16      Feb-98          7.251%
                17      Mar-98          6.870%
                18      Apr-98          7.200%
                19      May-98          7.072%
                20      Jun-98          6.870%
                21      Jul-98          7.232%
                22      Aug-98          7.327%
                23      Sep-98          7.253%
                24      Oct-98          7.147%
                25      Nov-98          7.198%
                26      Dec-98          7.079%
                27      Jan-99          7.208%
                28      Feb-99          7.415%
                29      Mar-99          7.485%
                30      Apr-99          7.965%
                31      May-99          8.545%
                32      Jun-99          8.120%
                33      Jul-99          8.446%
                34      Aug-99          8.506%
                35      Sep-99          8.419%



    VII. Purchased, Liquidated and Paid Contracts

            A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                            Servicer's Certificate

         The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the 'Servicer') under the Transfer and
         Servicing Agreement, dated as of October 1, 1996 (the 'Transfer and Servicing Agreement'), among Capita Equipment Receivables
        Trust 1996-1, Antigua Funding Corporation, Chase Manhattan Bank,
        as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
        3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER
          CERTIFY the following report with respect to the Payment Date occurring on September 15, 1999.

          This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing
           Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning
            ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                 Thomas G. Adams
                                 ---------------
                                 Thomas G. Adams
                   Senior Vice President, Financial Reporting